ADVANCED SERIES TRUST

AST Large-Cap Value Portfolio

Supplement dated July 30, 2008

To Prospectus and Statement of Additional Information dated May 1, 2008

Scott Blasdell has joined Raffaele Zingone and Terance Chen as a portfolio manager for the portion of the AST Large-Cap Value Portfolio subadvised by JPMorgan Investment Management Inc. (JPMorgan).

To further reflect this change, the section of the Prospectus entitled “How the Fund is Managed – Portfolio Managers” is amended by deleting the existing portfolio manager discussion and substituting the following new discussion:

JPMorgan Segment. Raffaele Zingone, Terance Chen and Scott Blasdell manage the portion of the Portfolio advised by JPMorgan.

Raffaele Zingone, Vice President, is head of the U.S. Structured Equity Group. An employee since 1991, Ralph is responsible for the management of a range of large cap structured equity portfolios. Prior to his role in structured equity, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York. Ralph received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University. He is a CFA charterholder.

Terance Chen, Vice President, is a portfolio manager in the U.S. Equity Group. An employee since 1994, Terance was a quantitative equity research analyst prior to his current position. Terance is responsible for the management of REI 150 and REI 250 structured strategies, and he is the manager of the Research Market Neutral strategy. Terance holds a B.S. in finance and information systems from New York University’s Stern School of Business and is a CFA charterholder.

Scott W. Blasdell, Managing Director, is a senior portfolio manager in the JPMorgan US Equity Group. An employee since 1999, Scott was the lead portfolio manager of JPMorgan’s highly successful REIT strategies from 2001 until April 2008. In April, he transitioned to the structured equity team where he will focus on our research enhanced index (REI) strategies. Prior to JPMorgan, he worked at Merrill Lynch Asset Management and Wellington Management, both as an analyst and as a portfolio manager for value and REITs. Scott earned a B.A. in economics from Williams College and an M.B.A. from the Wharton School of the University of Pennsylvania. He is a CFA charterholder.

The section of Part I of the Statement of Additional Information entitled “Management & Advisory Arrangements – Additional Information About the Portfolio Managers – Other Accounts and Fund Ownership” is amended by adding to the tables for the AST Large-Cap Value Portfolio the following information pertaining to Mr. Blasdell. Information pertaining to Mr. Blasdell is furnished as of July 31, 2008:

Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Scott Blasdell	4 registered investment companies with $215 million in total assets under management	-	1 other account with $206 million in total assets under management	None

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